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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 11, 1998



                          SI DIAMOND TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Texas
                 (State or Other Jurisdiction of Incorporation)


            1-11602                                 76-0273345
       (Commission File No.)             (I.R.S. Employer Identification No.)

                           12100 Technology Boulevard
                              Austin, Texas 78727
                    (Address of Principal Executive Offices)

                                 (512) 331-6200
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events


         On February 11, 1998, SI Diamond Technology, Inc. (the "Company") announced that it received notification from the NASDAQ Stock Market that the Company's common stock was delisted as of the close of business on February 10, 1998. NASDAQ's delisting notification was based on its review of the Company's share price data, capital and surplus deficiencies. As a result of its delisting, the Company expects its common stock to trade in the over-the-counter market on the electronic bulletin board of the National Association of Securities Dealers, Inc. The Company's trading symbol will remain SIDT.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1 Press Release of SI Diamond Technology, Inc. dated February 11, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           SI DIAMOND TECHNOLOGY, INC.


                                           By   /s/ Douglas P. Baker
                                             ---------------------------------
                                                     Douglas P. Baker
                                                    Vice President and
                                                  Chief Financial Officer

Dated:   February 13, 1998